ETF OPPORTUNITIES TRUST

SMI 3FOURTEEN FULL-CYCLE TREND ETF (FCTE)

(the “Fund”)

Supplement dated July 11, 2024
to the Prospectus dated June 26, 2024

The first sentence in the second paragraph under the section titled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES” of the Prospectus is hereby deleted and replaced with the following information:

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund.

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This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-844-328-3383.